--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               FUNDAMENTAL VALUE
                                   FUND INC.
--------------------------------------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  SEPTEMBER 30, 2002




                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/


       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]
JOHN G. GOODE
PORTFOLIO MANAGER



[PHOTO]
PETER J. HABLE
PORTFOLIO MANAGER

[GRAPHIC]    Classic Series


Annual Report . September 30, 2002

SMITH BARNEY FUNDAMENTAL
VALUE FUND INC.

      JOHN G. GOODE

      John G. Goode has more than 33 years of securities business experience and has managed the Fund since 1990. Education: BA in Economics, MBA from Stanford University.

      PETER J. HABLE

      Peter J. Hable has more than 18 years of securities business experience. Mr. Hable holds a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

      FUND FACTS

      FUND INCEPTION
      ---------------------------------------
      November 12, 1981

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      ---------------------------------------
      33 Years (John G. Goode)
      18 Years (Peter J. Hable)

               CLASS A  CLASS B CLASS L
      ----------------------------------
      NASDAQ     SHFVX    SFVBX   SFVCX
      ----------------------------------
      INCEPTION 11/12/81 11/6/92 8/10/93
      ----------------------------------

Average Annual Total Returns as of September 30, 2002* (unaudited)

                       Without Sales Charges/(1)/
                       Class A  Class B  Class L
      -------------------------------------------
      One-Year         (23.33)% (23.90)% (23.83)%
      -------------------------------------------
      Five-Year          1.16     0.37     0.39
      -------------------------------------------
      Ten-Year           9.51      N/A      N/A
      -------------------------------------------
      Since Inception+  11.31     8.66     7.31
      -------------------------------------------

                        With Sales Charges/(2)/
                       Class A  Class B  Class L
      -------------------------------------------
      One-Year         (27.15)% (27.69)% (25.36)%
      -------------------------------------------
      Five-Year          0.12     0.21     0.19
      -------------------------------------------
      Ten-Year           8.95      N/A      N/A
      -------------------------------------------
      Since Inception+  11.04     8.66     7.19
      -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 12, 1981, November
  6, 1992 and August 10, 1993, respectively.


What's Inside
Your Investment in the Smith Barney
 Fundamental Value Fund Inc. ..................................................1
Letter to Our Shareholders ....................................................2

Fund at a Glance ..............................................................9

Historical Performance........................................................10

Growth of $10,000 ............................................................13

Schedule of Investments ......................................................14

Statement of Assets and Liabilities ..........................................19

Statement of Operations ......................................................20

Statements of Changes in Net Assets ..........................................21

Notes to Financial Statements ................................................22

Financial Highlights .........................................................27

Report of Independent Accountants ............................................29

Additional Information .......................................................30

Tax Information ..............................................................32

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

        YOUR INVESTMENT IN THE SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

John G. Goode and Peter J. Hable seek to uncover unrecognized investment opportunities. They evaluate business fundamentals as well as industry forecasts to identify opportunities throughout the market.




[GRAPHIC]
A Focused Approach to Value Investing
John and Peter believe that the best long-term results can often be achieved by concentrating on a carefully selected group of securities.

[GRAPHIC]
A Disciplined Investment Approach
John and Peter search for leading businesses with sound fundamentals that are undervalued and, accordingly, have above-average potential for capital growth.

[GRAPHIC]
A Flexible Stock Selection Strategy
John and Peter's stock selection process considers both the business fundamentals of a prospective company as well as the outlook for its particular industry and overall economic trends. The Fund has the flexibility to invest across market capitalization and may increase its cash position if capital growth opportunities do not appear attractive.

[GRAPHIC]
Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


1 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the year ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

In Memoriam
We note with sadness the recent passing of Fredrick O. Paulsell, a Director of the Fund. Most recently, Mr. Paulsell, was a principal of Buerk Craig Victor, a Seattle investment banking and venture capital firm. Fred, one of Seattle's best-known deal makers, helped fuel the growth of Costco Wholesale Corp., Seattle's Best Coffee, and a host of other ventures and was active in community endeavors, including fundraising for the United Way. He began his career at Smith Barney. His friends and colleagues on the Board will miss Mr. Paulsell and express their heartfelt condolences to his family.

Performance Review
For the year ended September 30, 2002, the Fund's Class A shares, without sales charges, returned negative 23.33%. In comparison, the S&P 500 Index/1/ returned negative 20.47% for the same period. Over the last three years, the Fund has had cumulative returns of 1600 basis points/2/ better than the S&P 500 Index.

Investment Strategy
The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the managers select investments primarily for their appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

Portfolio Manager Market Overview
The unwinding of the stock market bubble in 2000 and the over-capacity that affected a number of industries continued to influence the stock market in the last twelve months. The terrorist attacks of September 11, 2001 further disrupted the U.S. economy, even though a strong rally developed between late September of that year, which continued into early 2002. However, several other developments have taken center stage in explaining the stock market's performance this year.

We believe that the late 1990's was a period of excess, but in ways that transcended valuation alone. Corporate governance, a term rarely heard until recently, came to refer to many things including liberal and misleading accounting. Some high-profile corporations actually crossed the line into fraudulent behavior. Many chief executive officers hired between 1995 and 2000 were more attuned to their stock options and techniques to elevate their companies' share prices than to under-

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2A basis point is 0.01% or one one-hundredth of a percent.


2 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders standing their business plans. Some of these executives were poorly prepared for an economic environment radically different than the one in existence when they were hired.

We feel that one of the real surprises that is only now coming into focus is how addicted many corporations were to short-term debt. Anyone who has been to business school knows one of the first things learned is the need for "permanent capital" where debt financing is concerned. Namely, that the maturity structure of a company's debt should allow it to go through a recession or other economic shock without risking the stability of the company. Legions of executives and chief financial officers ignored the concept of permanent capital and instead embraced commercial paper and other short-term debt instruments, apparently because the interest rates were lower on shorter maturity paper, which would help profit margins. When the economy went into recession and the profitability of the corporate sector declined substantially, many companies were soon faced with liquidity crises.

All of the above factors led to a sharp reduction in stock market valuations, exacerbated by redemptions from mutual funds. In a way, a "perfect storm" of congruent negative events hammered the stock market in 2002.

Portfolio Manager Fund Overview
The last twelve months have been a challenging period for the Fund, resulting in the Fund's underperformance relative to its benchmark. Looking back to March 2000, 21/2 years ago, we then felt that a stock market bubble was in place for the telecommunications and technology industries and we sharply reduced our holdings in those sectors at that time. Fund assets were re-deployed toward the healthcare and energy industries as well as toward segments of the financial services business that had been in significant corrections for several years and sold at what we felt were attractive valuations. This decision helped cushion the blows from one of the most significant bear markets in the last 50 years. Until recently, we thought the "gold standard" for bear markets was that of 1973-1974, but we now believe the current period has eclipsed this earlier one in terms of length and severity.

In our experience as asset managers, we have been through the bear markets of 1973-1974, 1982, 1987, 1990, and what looked like a significant market bottom in late September 2001. In managing the Fund, we took defensive actions in 2000 especially and 2001 and for this 24-month period (calendar years) the Fund's returns were positive. During the year ended September 30, 2002, we maintained cash positions of approximately 12-15% until as late as May. Since we believed we were approaching the end of the current bear market, we began to commit assets to companies whose share prices had reached what we felt were attractive valuations.

Our strategy in recent months has been to emphasize the corporate rather than the consumer side of the economy. This means that the Fund bought shares of companies in the industrial and capital goods sectors, and we ended our "technology free diet" of 2000. The Nasdaq Composite Index,/3 /which is heavily laden with technology companies, peaked at about 5,100 in early 2000 but in recent months, has traded between 1,200-1,600. At this level, many leading technology stocks had declined 60-90% from their highs of a few years earlier. In addition, we thought a number of media stocks, including cable companies, had become what we felt were very attractive long-term investments. The stock market rout this last summer also brought a number of pharmaceutical and healthcare companies to valuations that we felt were compelling.

Our timing and our emphasis on the corporate, rather than the consumer side of the market, explain the Fund's underperformance relative to the S&P 500 Index. We are not pleased with this result, but strongly believe the most compelling values are in the areas we have identified.

--------
3The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


3 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

We indicated earlier that we have raised the Fund's holdings in technology companies to a full weight with the market, as measured by the S&P 500 Index, (approximately 14%). The chart below helps explain our long-term approach to the technology sector.


                                    [CHART]

Technology Trends*
---------------------------------------------




  Source: Davis Skaggs Research
  Investments in the technology sector are speculative, have historically experienced considerable volatility and represent a greater risk of loss.
* This trend is a hypothetical for illustrative purposes only and is not a guarantee of past or future performance. The chart does not represent the performance of any investment vehicle. It does not take into account the year-to-year volatility that is commonly seen in the equity markets.


The trend line in the chart (straight line) reflects the fact that there is a cumulative aspect to technology. For example, today, the semiconductor industry knows how to build much more complex integrated circuits, cheaper and quicker than a decade ago. However, when it comes to buying technology stocks, it is important to understand they need to be "rented" rather than put away for one's grandchildren. Typically we think there is a 4-5 year period between alternating peak periods of enthusiasm for technology stocks and trough periods, where many investors are disillusioned with them, such as now.

The oscillating curve in the chart represents the volatility of the technology stock universe. This is based on the fact that there is a cyclical component to most technology businesses, often accentuated by their capital expenditure decisions. However, there is another important element as well. As noted economist Joseph Schumpeter theorized, capitalism embodies the process of "creative destruction," wherein new and better products make older ones obsolete. In some industries this happens slowly, but in the technology sector, this process can be very rapid, making it difficult for successful companies to remain so over time. Given the high volatility in technology stocks, we try to buy when investors are less enamored of prospects for technology companies and sell them later, after they have returned to favor. The broken line on the chart shows that this effort, if successful, increases returns and reduces risk. Obviously no one can time this effort perfectly, but we believe our approach is a sensible one, given realities in the technology arena.

Individual technology stocks added or increased in size during the period include Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR), Intel Corp., Agilent Technologies, Inc., Scientific-Atlanta, Inc., Solectron Corp., LSI Logic Corp., Unisys Corp., Motorola, Inc., Nokia Corp. (Sponsored ADR), Hewlett-Packard Co., Electronics for Imaging, Inc. and Lattice Semiconductor Corp. All of these companies are sharply off their highs of a few years ago and most have very strong balance sheets.

A number of companies reached valuation levels during the period that we felt were compelling. Some are charter members of the so-called "growth" universe of stocks, but at the prices at which we purchased them, "value" was a better description. Included in this group were The News Corp. Ltd. (Sponsored ADR), Pfizer Inc., AOL Time Warner Inc., The Walt Disney Co., The Home Depot, Inc., Wyeth and Abbott Laboratories.


4 Smith Barney Fundamental Value Fund Inc.  | 2002 Annual Report to Shareholders

Other important purchases or significant additions to existing positions made during the period include Dow Chemical Co., Liberty Media Corp., Caterpillar Inc., Honeywell International Inc., The Hartford Financial Services Group, Inc., Rio Tinto PLC, Weyerhaeuser Co., Eastman Kodak Co., Clayton Homes Inc., The St. Paul Cos., Inc., Schering-Plough Corp. and Nippon Telegraph & Telephone Corp. (Sponsored ADR).

On the sale side, we reduced or eliminated positions in six companies based on their share prices reaching targeted valuations. These included BJ Services Co., McKesson HBOC, Inc., Newell Rubbermaid, Inc., Coca-Cola Enterprises, Inc., Health Management Associates, Inc. and AmeriSource Health Corp. Other significant sales during the fiscal year included Varco International, Inc., Mobile Telesystems (Sponsored ADR), Electronic Data Systems Corp., Lucent Technologies, Inc., Agere Systems, Inc., Marriott International, Inc., J.P. Morgan Chase & Co., Deere & Co., Symantec Corp., Precision Castparts Corp., Applied Materials, Inc., Merck & Co., Inc., Duke Energy Corp., USX-Marathon Group and The Gap, Inc.

Portfolio Manager Market and Fund Outlook

We believe prospects are good that the stock market will show substantial improvement over the next 12 months, regardless of whether or not interest rates rise from current levels. A number of times in the past, a "double bottom" has characterized the end of a bear market. For example, in 1974, October and December represented such a double bottom, and by June 30, 1975, the market had advanced 45%. From December 1974 to late 1980, the S&P 500 appreciated 12% or more annually. It now appears to us as if late July 2002 and October 2002 may be setting up a similar double bottom pattern. Why are we interested in this earlier (1974-1980) period of time?

We suspect it holds some keys to developments likely in the current market over the next year. In this earlier period (1974-1980), interest rates for the 10-year U.S. Treasury bond rose from 7 1/2% to 14 1/2%. A major bear market in bonds (marked by rising interest rates) did not prevent the stock market from advancing at a double-digit rate for six years. We point this out because many investors today feel that interest rates can't go much lower, and that if they rise they might adversely affect prospects for stocks. The 1975-1980 experience indicates that it is possible for stocks to appreciate, even when interest rates are rising.

What will be the catalyst for a better market? In our opinion, stock market valuations are improving, but in this low interest rate environment, price-to-earnings ("P/E")/4/ ratios and other valuation metrics are well above those of 27 years ago, when interest rates and inflation were much higher. Typically higher interest rates cause P/E ratios to be lower, whereas low interest rates lead to higher P/E ratios.

It is unlikely that U.S. Federal Reserve Board ("Fed") Chairman Alan Greenspan and the Fed can be a major catalyst for the stock market since interest rates, the Fed's principal policy tool, have already been used extensively. Many investors, policy makers and politicians have come to believe in the "one trick pony," that is, that a policy of monetary easing and lower interest rates will cure all problems. In the current economic cycle, the one trick pony may already have performed.

The Fed can also inject liquidity into the banking system, and on this score recent developments are encouraging. Money supply was expanding at about a 12% annual rate in December 2001 and the Fed brought this down to 2% in July 2002. Since then, liquidity in the banking system has expanded back to about a 10% growth rate. Although the fit is not perfect, stock market movements have often mirrored trends in banking system liquidity.


--------
4  The P/E ratio is a stock's price divided by its earnings per share.


5 Smith Barney Fundamental Value Fund Inc.  | 2002 Annual Report to Shareholders

In our opinion, the catalyst for a better stock market both domestically and abroad, may be a major "tax cut" in the form of a $10 per barrel reduction in the price of oil. Oil is currently priced at about $30 per barrel but if one looks at the valuations for the major oil and gas services companies, their shares are discounting something between $18-$22 per barrel. It is our belief that by June 30, 2003, the price of oil will have declined by 33% and that this will be a major economic stimulus to the oil-consuming nations of the world. We believe this may occur whether the U.S. fights a war with Iraq or not. The nation's strategic petroleum reserve has been filled and tankers on the high seas are loaded with oil: an insurance policy of sorts. Finally, there are many more places today where we get oil from than there were 10, 20 or 30 years ago.

We believe there will be a substantial correction in the market for Treasury bonds, with some interest rates potentially rising 200 basis points during the next twelve months. The chart below shows that the extremes in three-year returns for stocks vs. bonds in the late 1990s have now been replaced by returns for bonds that are just as extreme in relative terms.


                             Stock Returns vs. Bond Returns
                              3 Year Rolling Excess Return

                             December 1981 - September 2002

                                        [CHART]

                       Source: Zephyr Associates, Morningstar, Inc.
                       Past performance is not indicative of future results.

Are recent flows out of stock mutual funds and into bond funds one measure of capitulation, where the stock market is concerned? With Market Vane "Bullish Consensus"/5/ readings for bond market bulls now at the highest levels in history (90%), it seems to us that the best period for total returns from bonds (yield + appreciation) is now behind us.

In many parts of the country, housing prices have reached levels where they can be expected to cool off as well. If higher interest rates develop in 2003, as we anticipate, this will help dampen enthusiasm for real estate. Therefore, we think bonds and real estate will make little, if any, progress next year. For those who remember the 1994 bond market, one of the worst in 50 years, we think a repeat performance might be developing. Against this backdrop, we feel the appropriate asset allocation for many investors should be in the direction of stocks. Economic and geopolitical risks are still significant, but we are confident that equities will outperform bonds and real estate by a meaningful margin over the next 12 months. Of course, no guarantee can be made that this will, in fact, occur.

--------
5Market Vane is a research product of Market Vane Corporation. The Bullish
 Consensus(R), also sometimes known as market sentiment, is the degree of bullish sentiment for a particular market.


6 Smith Barney Fundamental Value Fund Inc.  | 2002 Annual Report to Shareholders

In a final observation, next year will be the third year of President G.W. Bush's first term in office. History has shown that stock market returns have usually been quite good during the third year of a President's term. If the trend holds going forward, 2003 should be a positive year for stocks, the first since 1999. As the table below shows, the third year of a President's term since WWII has always been positive for the stock market, with 1947 (+5.7%) and 1987 (+5.2%) being the smallest advances. One has to go back to the pre-war Hoover and Roosevelt administrations to find the third year of a Presidential term where market returns were negative. While past performance is no guarantee of future results, and again, no guarantee can be made that this trend will in fact continue, it is our belief this positive trend is likely to hold for the coming period.

                     S&P 500 Index Annual Total Return in
                        Year Three of Presidential Term

                       Year      Total Return   President
                  -------------------------------------------
                       1927          37.5%    Coolidge (R)
                       1931        (43.3)%    Hoover (R)
                       1935          47.6%    Roosevelt (D)
                       1939         (0.4)%    Roosevelt (D)
                       1943          25.9%    Roosevelt (D)
                       1947           5.7%    Truman (D)
                       1951          24.0%    Truman (D)
                       1955          31.6%    Eisenhower (R)
                       1959          12.0%    Eisenhower (R)
                       1963          22.9%    Kennedy (D)
                       1967          24.0%    Johnson (D)
                       1971          14.3%    Nixon (R)
                       1975          37.2%    Ford (R)
                       1979          18.4%    Carter (D)
                       1983          22.5%    Reagan (R)
                       1987           5.2%    Reagan (R)
                       1991          30.5%    G.H.W. Bush (R)
                       1995          37.4%    Clinton (D)
                       1999          21.0%    Clinton (D)
                       2003           ?       G.W. Bush (R)
                  -------------------------------------------
                         Average     19.7%
                  Republican Avg     16.4%
                    Democrat Avg     22.7%

                    Source: ISI International Strategy & Investment



7 Smith Barney Fundamental Value Fund Inc.  | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Fundamental Value Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken      /s/ John G. Goode           /s/ Peter J. Hable
R. Jay Gerken         John G. Goode               Peter J. Hable
Chairman              Vice President and          Vice President and
                      Investment Officer          Investment Officer

October 21, 2002

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentages of the Fund's assets in various sectors will remain the same. Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of September 30, 2002 and are subject to change.



8 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

       SMITH BARNEY FUNDAMENTAL VALUE FUND INC. at a Glance (unaudited)


 TOP TEN HOLDINGS*+

                1. Countrywide Credit Industries, Inc....... 2.9%
                2. ChevronTexaco Corp....................... 2.6
                3. Johnson & Johnson........................ 2.2
                4. BJ Services Co........................... 2.1
                5. Carnival Corp............................ 2.1
                6. American Express Co...................... 2.0
                7. Engelhard Corp........................... 1.9
                8. Schering-Plough Corp..................... 1.8
                9. Alcoa Inc................................ 1.7
               10. Pfizer Inc............................... 1.7

                           INDUSTRY DIVERSIFICATION*+

                                    [CHART]

Broadcasting and Cable TV                 4.1%
Computer and Peripherals                  4.0%
Electronic Components - Semiconductors    4.3%
Financial Services                       10.8%
Healthcare                                6.9%
Insurance                                 5.7%
Multimedia                                3.7%
Oil and Gas Services                      7.6%
Pharmaceuticals                           7.0%
Telecommunication Equipment               3.9%
Other                                    42.0%


                            INVESTMENT BREAKDOWN*++

                                    [CHART]

Repurchase Agreement                           6.7%
Foreign Stock, Convertible Preferred Stock,
Warrants, Corporate Bonds and Notes            2.2%
Common Stock                                  91.1%

* All information is as of September 30, 2002. Please note that the Fund's holdings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.

9 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain       Total
Year Ended             of Year  of Year Dividends Distributions   Returns/(1)+/
-------------------------------------------------------------------------------
9/30/02                $11.99   $ 9.16    $0.00       $0.05         (23.33)%
-------------------------------------------------------------------------------
9/30/01                 15.97    11.99     0.00        1.19         (18.52)
-------------------------------------------------------------------------------
9/30/00                 12.90    15.97     0.00        0.83          31.55
-------------------------------------------------------------------------------
9/30/99                 10.07    12.90     0.02        0.72          37.17
-------------------------------------------------------------------------------
9/30/98                 11.37    10.07     0.11        0.52          (6.04)
-------------------------------------------------------------------------------
9/30/97                  9.31    11.37     0.13        0.44          29.53
-------------------------------------------------------------------------------
9/30/96                  8.66     9.31     0.19        0.37          14.73
-------------------------------------------------------------------------------
9/30/95                  8.20     8.66     0.13        0.81          19.94
-------------------------------------------------------------------------------
9/30/94                  8.42     8.20     0.08        0.53           4.92
-------------------------------------------------------------------------------
9/30/93                  7.22     8.42     0.06        0.46          25.23
-------------------------------------------------------------------------------
Total                                     $0.72       $5.92
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES
                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain       Total
Year Ended             of Year  of Year Dividends Distributions   Returns/(1)+/
-------------------------------------------------------------------------------
9/30/02                $11.62   $ 8.81    $0.00       $0.05         (23.90)%
-------------------------------------------------------------------------------
9/30/01                 15.63    11.62     0.00        1.19         (19.16)
-------------------------------------------------------------------------------
9/30/00                 12.73    15.63     0.00        0.83          30.59
-------------------------------------------------------------------------------
9/30/99                 10.01    12.73     0.00        0.72          36.00
-------------------------------------------------------------------------------
9/30/98                 11.31    10.01     0.03        0.52          (6.79)
-------------------------------------------------------------------------------
9/30/97                  9.26    11.31     0.06        0.44          28.62
-------------------------------------------------------------------------------
9/30/96                  8.62     9.26     0.13        0.37          13.82
-------------------------------------------------------------------------------
9/30/95                  8.16     8.62     0.08        0.81          19.19
-------------------------------------------------------------------------------
9/30/94                  8.37     8.16     0.02        0.53           4.21
-------------------------------------------------------------------------------
Inception* -- 9/30/93    7.31     8.37     0.05        0.46          22.82++
-------------------------------------------------------------------------------
Total                                     $0.37       $5.92
-------------------------------------------------------------------------------



     10 Smith Barney Fundamental Value Fund Inc.  | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain       Total
Year Ended             of Year  of Year Dividends Distributions    Returns/(1)+/
--------------------------------------------------------------------------------
9/30/02                $11.61   $ 8.81    $0.00       $0.05         (23.83)%
--------------------------------------------------------------------------------
9/30/01                 15.62    11.61     0.00        1.19         (19.17)
--------------------------------------------------------------------------------
9/30/00                 12.73    15.62     0.00        0.83          30.51
--------------------------------------------------------------------------------
9/30/99                 10.01    12.73     0.00        0.72          36.00
--------------------------------------------------------------------------------
9/30/98                 11.30    10.01     0.03        0.52          (6.70)
--------------------------------------------------------------------------------
9/30/97                  9.26    11.30     0.06        0.44          28.52
--------------------------------------------------------------------------------
9/30/96                  8.62     9.26     0.13        0.37          13.82
--------------------------------------------------------------------------------
9/30/95                  8.16     8.62     0.09        0.81          19.33
--------------------------------------------------------------------------------
9/30/94                  8.37     8.16     0.02        0.53           4.24
--------------------------------------------------------------------------------
Inception* -- 9/30/93    8.15     8.37     0.00        0.00           2.70++
--------------------------------------------------------------------------------
Total                                     $0.33       $5.46
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES
                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain       Total
Year Ended             of Year  of Year Dividends Distributions    Returns/(1)+/
--------------------------------------------------------------------------------
9/30/02                $12.11   $ 9.29    $0.00       $0.05         (23.01)%
--------------------------------------------------------------------------------
9/30/01                 16.07    12.11     0.00        1.19         (18.27)
--------------------------------------------------------------------------------
9/30/00                 12.93    16.07     0.00        0.83          32.04
--------------------------------------------------------------------------------
9/30/99                 10.10    12.93     0.06        0.72          37.57
--------------------------------------------------------------------------------
9/30/98                 11.40    10.10     0.16        0.52          (6.78)
--------------------------------------------------------------------------------
9/30/97                  9.32    11.40     0.16        0.44          30.06
--------------------------------------------------------------------------------
Inception* -- 9/30/96    8.54     9.32     0.00        0.00           9.13**++
--------------------------------------------------------------------------------
Total                                     $0.38       $3.75
--------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


11 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+



                                         Without Sales Charges/(1)/
                                    ---------------------------------
                                    Class A  Class B  Class L  Class Y
         --------------------------------------------------------------
         Year Ended 9/30/02         (23.33)% (23.90)% (23.83)% (23.01)%
         --------------------------------------------------------------
         Five Years Ended 9/30/02     1.16     0.37     0.39     1.28
         --------------------------------------------------------------
         Ten Years Ended 9/30/02      9.51      N/A      N/A      N/A
         --------------------------------------------------------------
         Inception* through 9/30/02  11.31     8.66     7.31     6.40**
         --------------------------------------------------------------

                                           With Sales Charges/(2)/
                                    -----------------------------------
                                    Class A  Class B  Class L  Class Y
         --------------------------------------------------------------
         Year Ended 9/30/02         (27.15)% (27.69)% (25.36)% (23.01)%
         --------------------------------------------------------------
         Five Years Ended 9/30/02     0.12     0.21     0.19     1.28
         --------------------------------------------------------------
         Ten Years Ended 9/30/02      8.95      N/A      N/A      N/A
         --------------------------------------------------------------
         Inception* through 9/30/02  11.04     8.66     7.19     6.40**
         --------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                              Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (9/30/92 through 9/30/02)              148.04%
        ----------------------------------------------------------------
        Class B (Inception* through 9/30/02)           127.45
        ----------------------------------------------------------------
        Class L (Inception* through 9/30/02)            90.53
        ----------------------------------------------------------------
        Class Y (Inception* through 9/30/02)            51.24**
        ----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
** During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 30, 1996, which represents the date new share purchases were made into this class.


12 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Growth of $10,000 Invested in Class A Shares of the Smith Barney Fundamental Value Fund Inc. vs.
S&P 500 Index, Russell 3000 Index and Lipper Multi-Cap Value Funds Average+
--------------------------------------------------------------------------------
                       September 1992 -- September 2002

                                     [CHART]

        Smith Barney
        Fundamental                   Russell 3000     Lipper Multi-Cap
      Value Fund Inc.  S&P 500 Index     Index       Value Funds Average
      ---------------  -------------  ------------   -------------------
9/92     $ 9,500          $10,000        $10,000           $10,000
9/93      11,896           11,298         11,655            11,952
9/94      12,481           11,713         11,952            12,479
9/95      14,970           15,193         15,457            15,528
9/96      17,175           18,279         18,397            18,064
9/97      22,246           25,669         25,510            24,890
9/98      20,902           28,001         26,691            23,411
9/99      28,671           35,783         33,718            27,657
9/00      37,718           40,532         39,854            31,729
9/01      30,732           29,748         28,731            29,429
9/02      23,564           23,660         23,323            24,723


+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2002, compared to the S&P 500 Index. The Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Multi-Cap Value Funds Average is composed of the Fund's peer group of mutual funds (506 funds as of September 30, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


13 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                      SEPTEMBER 30, 2002



  SHARES                           SECURITY                              VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 91.1%
Aerospace and Defense -- 2.9%
   550,000 The Boeing Co.                                            $   18,771,500
 1,435,100 Honeywell International Inc.                                  31,084,266
 1,200,000 Raytheon Co.                                                  35,160,000
-----------------------------------------------------------------------------------
                                                                         85,015,766
-----------------------------------------------------------------------------------
Auto and Truck Manufacturers -- 1.0%
   400,000 General Motors Corp. (a)                                      15,560,000
   382,500 PACCAR Inc. (a)                                               12,924,675
-----------------------------------------------------------------------------------
                                                                         28,484,675
-----------------------------------------------------------------------------------
Auto and Truck Parts -- 0.4%
 1,290,000 Delphi Corp.                                                  11,029,500
-----------------------------------------------------------------------------------
Broadcasting and Cable TV -- 3.7%
 3,417,444 Cablevision Systems New York Group, Class A Shares (a)(b)     30,962,043
   690,000 Comcast Corp., Class A Shares (a)(b)                          14,393,400
 1,200,000 Cox Communications, Inc., Class A Shares (a)(b)               29,508,000
 5,000,000 Liberty Media Corp., Class A Shares (b)                       35,900,000
-----------------------------------------------------------------------------------
                                                                        110,763,443
-----------------------------------------------------------------------------------
Chemicals -- 2.4%
 2,174,100 Engelhard Corp. (a)                                           51,808,803
   135,200 PT Toba Pulp Lestari Tbk, Sponsored ADR (b)(c)                       135
   675,000 Rohm & Haas Co.                                               20,925,000
-----------------------------------------------------------------------------------
                                                                         72,733,938
-----------------------------------------------------------------------------------
Computer Services -- 1.9%
 1,450,000 Electronic Data Systems Corp.                                 20,271,000
   321,000 Register.com, Inc. (b)                                           972,630
 5,000,000 Unisys Corp. (b)                                              35,000,000
-----------------------------------------------------------------------------------
                                                                         56,243,630
-----------------------------------------------------------------------------------
Computer Software -- 1.6%
 1,200,000 Adobe Systems Inc.                                            22,920,000
 3,840,000 Micromuse, Inc. (b)                                            9,676,800
 4,380,000 RealNetworks, Inc. (a)(b)                                     15,811,800
-----------------------------------------------------------------------------------
                                                                         48,408,600
-----------------------------------------------------------------------------------
Computers and Peripherals -- 3.7%
 4,280,000 3Com Corp. (b)                                                16,863,200
   650,000 Electronics for Imaging, Inc. (b)                              9,698,000
 3,000,000 Hewlett-Packard Co.                                           35,010,000
   603,874 International Business Machines Corp.                         35,260,203
 4,457,200 Maxtor Corp. (b)                                              11,633,292
-----------------------------------------------------------------------------------
                                                                        108,464,695
-----------------------------------------------------------------------------------
Diversified Manufacturing -- 0.5%
   453,300 Ingersoll-Rand Co., Class A Shares                            15,611,652
-----------------------------------------------------------------------------------
Electronic Components - Semiconductors -- 3.9%
12,702,231 Agere Systems Inc., Class A Shares (b)                        13,972,454
 1,800,000 Intel Corp.                                                   25,002,000
 1,060,000 Lattice Semiconductor Corp. (a)(b)                             6,593,200
 3,400,000 LSI Logic Corp. (a)(b)                                        21,590,000

                      See Notes to Financial Statements.


14 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2002


  SHARES                              SECURITY                                VALUE
------------------------------------------------------------------------------------------
Electronic Components - Semiconductors -- 3.9% (continued)
 4,000,000 Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (b) $   25,400,000
 1,600,986 Texas Instruments Inc.                                             23,646,563
----------------------------------------------------------------------------------------
                                                                             116,204,217
----------------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 2.1%
 2,076,200 Agilent Technologies, Inc. (b)                                     27,115,172
   209,000 Parker-Hannifin Corp.                                               7,985,890
12,500,000 Solectron Corp. (a)(b)                                             26,375,000
----------------------------------------------------------------------------------------
                                                                              61,476,062
----------------------------------------------------------------------------------------
Energy -- 1.1%
 4,000,000 El Paso Corp.                                                      33,080,000
----------------------------------------------------------------------------------------
Financial Services -- 9.8%
   697,500 Ambac Financial Group, Inc. (a)                                    37,588,275
 1,700,100 American Express Co.                                               53,009,118
 1,070,000 Bank One Corp.                                                     40,018,000
 1,684,500 Countrywide Credit Industries, Inc. (a)                            79,424,175
 1,000,000 First American Corp. (a)                                           20,430,000
   725,600 The Hartford Financial Services Group, Inc.                        29,749,600
   772,700 MBIA Inc. (a)                                                      30,869,365
----------------------------------------------------------------------------------------
                                                                             291,088,533
----------------------------------------------------------------------------------------
Food and Beverages -- 2.2%
 2,500,000 McDonald's Corp.                                                   44,150,000
   602,212 PepsiCo, Inc.                                                      22,251,733
----------------------------------------------------------------------------------------
                                                                              66,401,733
----------------------------------------------------------------------------------------
Healthcare -- 6.3%
 1,082,700 Abbott Laboratories                                                43,741,080
 1,300,000 Health Net Inc. (b)                                                27,885,000
 1,106,262 Johnson & Johnson                                                  59,826,649
   920,000 McKesson Corp.                                                     26,063,600
   350,000 UnitedHealth Group Inc.                                            30,527,000
----------------------------------------------------------------------------------------
                                                                             188,043,329
----------------------------------------------------------------------------------------
Home Building and Construction Services -- 1.1%
 1,500,000 Clayton Homes, Inc. (a)                                            16,470,000
 2,399,445 Fleetwood Enterprises, Inc. (a)(b)                                 16,172,259
----------------------------------------------------------------------------------------
                                                                              32,642,259
----------------------------------------------------------------------------------------
Hotels and Motels -- 0.6%
 1,500,000 Extended Stay America, Inc. (a)(b)                                 19,050,000
----------------------------------------------------------------------------------------
Insurance -- 5.2%
   637,600 The Allstate Corp.                                                 22,666,680
   810,000 The Chubb Corp.                                                    44,412,300
 1,100,000 MGIC Investment Corp. (a)                                          44,913,000
 1,500,000 The St. Paul Cos., Inc.                                            43,080,000
----------------------------------------------------------------------------------------
                                                                             155,071,980
----------------------------------------------------------------------------------------
Machinery -- 0.8%
   640,180 Caterpillar Inc.                                                   23,827,500
----------------------------------------------------------------------------------------
Metals -- 2.5%
 2,443,519 Alcoa Inc.                                                         47,159,917
 1,730,400 Brush Engineered Materials Inc. (a)(b)                             13,497,120
 1,337,700 RTI International Metals, Inc. (b)                                 14,045,850
----------------------------------------------------------------------------------------
                                                                              74,702,887
----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2002


  SHARES                  SECURITY                    VALUE
----------------------------------------------------------------
Multimedia -- 3.4%
 3,236,000 AOL Time Warner Inc. (b)               $   37,861,200
 1,282,000 The News Corp. Ltd., Sponsored ADR (a)     24,678,500
 2,550,000 The Walt Disney Co.                        38,607,000
----------------------------------------------------------------
                                                     101,146,700
----------------------------------------------------------------
Oil and Gas Production -- 2.3%
   855,000 Anadarko Petroleum Corp.                   38,081,700
   256,460 Murphy Oil Corp. (a)                       21,047,672
   404,300 Ocean Energy Inc.                           8,065,785
----------------------------------------------------------------
                                                      67,195,157
----------------------------------------------------------------
Oil and Gas Services -- 6.9%
 2,200,000 BJ Services Co. (b)                        57,200,000
 1,000,000 ChevronTexaco Corp.                        69,250,000
 2,000,000 GlobalSantaFe Corp.                        44,700,000
 2,000,000 Varco International, Inc. (a)(b)           33,840,000
----------------------------------------------------------------
                                                     204,990,000
----------------------------------------------------------------
Paper Products -- 1.0%
   711,900 Weyerhaeuser Co.                           31,159,863
----------------------------------------------------------------
Pharmaceuticals -- 6.4%
 1,072,800 AP Pharma, Inc. (b)                         1,461,154
 2,931,124 Aphton Corp. (a)(b)                         6,565,718
   614,000 Bentley Pharmaceuticals, Inc. (b)           5,219,000
   750,000 Bristol-Myers Squibb Co.                   17,850,000
 4,100,000 Elan Corp. PLC, Sponsored ADR (a)(b)        7,913,000
   981,989 Enzo Biochem, Inc. (a)(b)                  14,042,443
    42,800 Galen Holdings PLC ADR                        980,116
 3,000,000 Genelabs Technologies, Inc. (a)(b)          4,350,000
 1,170,000 ICN Pharmaceuticals, Inc. (a)              10,600,200
 2,500,000 Lynx Therapeutics, Inc. (b)                 1,700,000
   544,134 NexMed, Inc. (a)(b)                         1,006,648
 1,111,110 NexMed, Inc. (b)(c)                         1,839,998
 1,600,000 Pfizer Inc.                                46,432,000
 2,250,000 Schering-Plough Corp.                      47,970,000
   713,300 Wyeth                                      22,682,940
----------------------------------------------------------------
                                                     190,613,217
----------------------------------------------------------------
Photo Equipment and Supplies -- 1.0%
 1,125,900 Eastman Kodak Co. (a)                      30,669,516
----------------------------------------------------------------
Real Estate -- 0.7%
   749,700 The St. Joe Co.                            20,691,720
----------------------------------------------------------------
Recreational Activities and Products -- 2.9%
 1,644,598 Callaway Golf Co. (a)                      17,103,819
 2,225,000 Carnival Corp. (a)                         55,847,500
   800,000 Royal Caribbean Cruises Ltd. (a)           12,736,000
----------------------------------------------------------------
                                                      85,687,319
----------------------------------------------------------------
Retail -- 0.5%
   200,000 Costco Wholesale Corp. (b)                  6,474,000
   250,000 Federated Department Stores, Inc. (b)       7,360,000
----------------------------------------------------------------
                                                      13,834,000
----------------------------------------------------------------

                      See Notes to Financial Statements.


     16 Smith Barney Fundamental Value Fund Inc.  | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2002


  SHARES                         SECURITY                            VALUE
-------------------------------------------------------------------------------
Retail - Building Products -- 1.1%
 1,252,500 The Home Depot, Inc.                                  $   32,690,250
-------------------------------------------------------------------------------
Telecommunication -- 3.3%
   600,000 Mobile Telesystems, Sponsored ADR                         18,120,000
 2,500,000 Nippon Telegraph & Telephone Corp., Sponsored ADR (a)     40,675,000
 1,050,000 SBC Communications Inc.                                   21,105,000
 1,500,000 Vodafone Group PLC, Sponsored ADR (a)                     19,245,000
-------------------------------------------------------------------------------
                                                                     99,145,000
-------------------------------------------------------------------------------
Telecommunication Equipment -- 3.6%
 9,734,000 Lucent Technologies Inc. (a)(b)                            7,397,840
 3,700,000 Motorola, Inc.                                            37,666,000
 3,170,000 Nokia Oyj, Sponsored ADR                                  42,002,500
 1,500,000 Scientific-Atlanta, Inc. (a)                              18,765,000
-------------------------------------------------------------------------------
                                                                    105,831,340
-------------------------------------------------------------------------------
Toys -- 2.9%
 2,700,000 Hasbro, Inc.                                              30,051,000
 2,000,000 Mattel, Inc.                                              36,020,000
 2,000,000 Toys "R" Us, Inc. (b)                                     20,360,000
-------------------------------------------------------------------------------
                                                                     86,431,000
-------------------------------------------------------------------------------
Waste Management Services -- 1.4%
 1,750,000 Waste Management, Inc.                                    40,810,000
-------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $3,381,889,600)                               2,707,399,483
-------------------------------------------------------------------------------
FOREIGN STOCK -- 2.0%
Japan -- 0.9%
   600,000 SONY CORP. (a)                                            25,185,854
-------------------------------------------------------------------------------
United Kingdom -- 1.1%
 2,000,000 Rio Tinto PLC                                             32,092,849
-------------------------------------------------------------------------------
           TOTAL FOREIGN STOCK
           (Cost -- $63,298,642)                                     57,278,703
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.2%
   649,266 Solectron Corp.                                            5,746,004
    54,818 Webforia Inc. (b)(c)                                               0
-------------------------------------------------------------------------------
           TOTAL CONVERTIBLE PREFERRED STOCK
           (Cost -- $14,447,856)                                      5,746,004
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to
                                              Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2002


    FACE
   AMOUNT                                           SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (b)(c)(d) -- 0.0%
Chemicals and Plastics -- 0.0%
$     25,000 Key Plastics Inc., Company Guaranteed, Series B, 10.250% due 3/15/07 (Cost -- $12,889) $            3
------------------------------------------------------------------------------------------------------------------

  WARRANTS                                          SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------------
WARRANTS (b)(c)(e) -- 0.0%
   1,000,000 Lynx Therapeutics, Inc., Expire 4/29/07                                                             1
     222,222 NexMed, Inc., Expire 6/28/04                                                                        0
      10,719 Webforia Inc., Expire 7/14/05                                                                       0
------------------------------------------------------------------------------------------------------------------
             TOTAL WARRANTS
             (Cost -- $0)                                                                                        1
------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                           SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.7%
$199,545,000 Goldman, Sachs & Co., 1.840% due 10/1/02; Proceeds at maturity -- $199,555,199;
               (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.000% to 11.625%
               due 11/7/02 to 8/15/28; Market value -- $203,536,410) (Cost -- $199,545,000)            199,545,000
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,659,193,987*)                                                              $2,971,809,192
------------------------------------------------------------------------------------------------------------------

(a)All or a portion of this security is on loan (See Note 7).
(b)Non-income producing security.
(c)Fair valued pursuant to procedures adopted by the Board of Directors.
(d)Security is currently in default.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.

                      See Notes to Financial Statements.


18 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 2002


      ASSETS:
         Investments, at value
           (Cost -- $3,659,193,987)                       $2,971,809,192
         Foreign currency, at value (Cost -- $323,539)           325,905
         Cash                                                        594
         Collateral for securities on loan (Note 7)          288,940,800
         Receivable for Fund shares sold                       4,326,350
         Dividends and interest receivable                     3,456,278
         Receivable for securities sold                        1,755,273
      ----------------------------------------------------------------
         Total Assets                                      3,270,614,392
      ----------------------------------------------------------------
      LIABILITIES:
         Payable for securities on loan (Note 7)             288,940,800
         Payable for Fund shares purchased                     4,810,640
         Investment advisory fee payable                       1,379,482
         Distribution fees payable                               630,804
         Administration fee payable                              481,311
         Accrued expenses                                        179,528
      ----------------------------------------------------------------
         Total Liabilities                                   296,422,565
      ----------------------------------------------------------------
      Total Net Assets                                    $2,974,191,827
      ----------------------------------------------------------------
      NET ASSETS:
         Par value of capital shares                      $      332,200
         Capital paid in excess of par value               3,776,829,588
         Accumulated net investment loss                        (641,001)
         Accumulated net realized loss from security
           transactions and options                         (114,946,531)
         Net unrealized depreciation of investments
           and foreign currencies                           (687,382,429)
      ----------------------------------------------------------------
      Total Net Assets                                    $2,974,191,827
      ----------------------------------------------------------------
      Shares Outstanding:
         Class A                                             128,330,606
         ---------------------------------------------    --------------
         Class B                                             122,374,045
         ---------------------------------------------    --------------
         Class L                                              75,560,067
         ---------------------------------------------    --------------
         Class Y                                               5,935,621
         ---------------------------------------------    --------------
      Net Asset Value:
         Class A (and redemption price)                            $9.16
         ---------------------------------------------    --------------
         Class B *                                                 $8.81
         ---------------------------------------------    --------------
         Class L **                                                $8.81
         ---------------------------------------------    --------------
         Class Y (and redemption price)                            $9.29
         ---------------------------------------------    --------------
      Maximum Public Offering Price Per Share:
         Class A (net asset value plus 5.26% of net
           asset value per share)                                  $9.64
         ---------------------------------------------    --------------
         Class L (net asset value plus 1.01% of net
           asset value per share)                                  $8.90
      ----------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


19 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                   FOR THE YEAR ENDED SEPTEMBER 30, 2002



INVESTMENT INCOME:
   Dividends                                                    $    42,864,905
   Interest                                                           6,381,451
   Less: Foreign withholding tax                                       (658,817)
------------------------------------------------------------------------------
   Total Investment Income                                           48,587,539
------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                        27,484,689
   Investment advisory fee (Note 2)                                  19,569,109
   Administration fee (Note 2)                                        6,760,253
   Shareholder and system servicing fees                              4,982,785
   Registration fees                                                    639,299
   Custody                                                              192,000
   Shareholder communications                                           139,001
   Audit and legal                                                      130,002
   Directors' fees                                                       50,001
   Other                                                                 87,000
------------------------------------------------------------------------------
   Total Expenses                                                    60,034,139
------------------------------------------------------------------------------
Net Investment Loss                                                 (11,446,600)
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        (70,387,552)
     Options written                                                    929,887
     Options purchased                                               (1,214,451)
     Foreign currency transactions                                     (213,952)
------------------------------------------------------------------------------
   Net Realized Loss                                                (70,886,068)
------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions                                         (918,939,404)
     Foreign currency transactions                                       10,016
------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                         (918,929,388)
------------------------------------------------------------------------------
Net Loss on Investments, Options and Foreign Currencies            (989,815,456)
------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(1,001,262,056)
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


20 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS           FOR THE YEARS ENDED SEPTEMBER 30,


                                                         2002            2001
-----------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                             $   (11,446,600) $     (928,061)
   Net realized gain (loss)                            (70,886,068)     18,021,693
   Increase in net unrealized depreciation            (918,929,388)   (784,131,816)
----------------------------------------------------------------------------------
   Decrease in Net Assets From Operations           (1,001,262,056)   (767,038,184)
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                  (15,206,484)   (221,891,799)
----------------------------------------------------------------------------------
   Decrease in Net Assets from Distributions to
     Shareholders                                      (15,206,484)   (221,891,799)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                  1,350,144,322   2,184,535,474
   Net asset value of shares issued in connection
     with the transfer of the Citi Select 500
     Growth Plus Fund's net assets (Note 8)                     --      36,485,524
   Net asset value of shares issued in connection
     with the transfer of the Smith Barney
     Natural Resources Fund's net assets (Note 8)               --      34,382,945
   Net asset value of shares issued for
     reinvestment of dividends                          14,200,230     205,378,490
   Cost of shares reacquired                          (815,703,703)   (784,348,227)
----------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share
     Transactions                                      548,640,849   1,676,434,206
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (467,827,691)    687,504,223

NET ASSETS:
   Beginning of year                                 3,442,019,518   2,754,515,295
----------------------------------------------------------------------------------
   End of year*                                    $ 2,974,191,827  $3,442,019,518
----------------------------------------------------------------------------------
* Includes accumulated net investment loss of:           $(641,001)    $(1,252,023)
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.


21 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on an accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss and accumulated net realized loss amounting to $12,331,998 and $24,479, respectively, has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next
$0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the

22 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended September 30, 2002, the Fund paid transfer agent fees of $4,107,646 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of SSBH, act as the Fund's distributors. In addition, SSB and certain other broker-dealers, continue to sell Fund shares to the public as a member of the selling group. For the year ended September 30, 2002, SSB and its affiliates received brokerage commissions of $159,406 on portfolio transactions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2002, SSB and its affiliates received sales charges of approximately $10,384,000 and $2,900,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the year ended September 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                          Class A  Class B   Class L
           ----------------------------------------------------------
           CDSCs                          $8,000  $3,057,000 $328,000
           ---------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2002, total Distribution Plan fees incurred were:

                                    Class A     Class B    Class L
            --------------------------------------------------------
            Distribution Plan Fees $3,834,555 $14,902,954 $8,747,180
            --------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

            -------------------------------------------------------
            Purchases                                $1,858,817,765
            ------------------------------------------------------
            Sales                                     1,402,136,553
            -------------------------------------------------------

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------
Gross unrealized appreciation            $ 299,394,368
Gross unrealized depreciation             (986,779,163)
------------------------------------------------------
Net unrealized depreciation              $(687,384,795)
-------------------------------------------------------

23 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

4. Repurchase Agreements

The Fund purchases U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 2002, the Fund did not hold any purchased call or put options contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended September 30, 2002:

                                                      Number of
                                                      Contracts   Premiums
   -------------------------------------------------------------------------
   Options written, outstanding at September 30, 2001       --  $         0
   Options written                                      34,881    4,675,953
   Options cancelled in closing purchase transactions  (25,231)  (2,888,205)
   Options expired                                      (9,650)  (1,787,748)
   -------------------------------------------------------------------------
   Options written, outstanding at September 30, 2002       --  $         0
   -------------------------------------------------------------------------

6. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the


24 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At September 30, 2002, the Fund did not have any open forward foreign currency contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2002, the Fund loaned stocks having a market value of $270,446,107. The Fund received cash collateral amounting to $288,940,800, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended September 30, 2002 was $239,506.

8. Transfers of Net Assets

On October 13, 2000, the Fund acquired the assets and certain liabilities of the Citi Select 500 Growth Plus Fund ("Citi 500 Growth Plus Fund") pursuant to a plan of reorganization approved by Citi 500 Growth Plus Fund shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of the Citi 500 Growth Plus Fund and the Fund on the date of transfer were as follows:

                          Shares Issued  Total Net Assets of the  Total Net Assets
Acquired Fund              by the Fund  Citi 500 Growth Plus Fund   of the Fund
----------------------------------------------------------------------------------
Citi 500 Growth Plus Fund   2,359,302          $36,485,524         $2,676,328,241
----------------------------------------------------------------------------------

The total net assets of the Citi 500 Growth Plus Fund before acquisition included unrealized depreciation of $2,099,952. Total net assets of the Fund immediately after the transfer were $2,712,813,765. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On December 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Natural Resources Fund ("Natural Resources Fund") pursuant to a plan of reorganization approved by Natural Resources Fund shareholders on December 5, 2000. Total shares issued by the Fund and the total net assets of the Natural Resources Fund and the Fund on the date of transfer were as follows:

                        Shares Issued Total Net Assets of the Total Net Assets
 Acquired Fund           by the Fund  Natural Resources Fund    of the Fund
 -----------------------------------------------------------------------------
 Natural Resources Fund   2,424,012         $34,382,945        $2,850,203,358
 -----------------------------------------------------------------------------

The total net assets of the Natural Resources Fund before acquisition included unrealized appreciation of $5,208,080 and accumulated net realized loss of $18,194,253. Total net assets of the Fund immediately after the transfer were $2,884,586,303. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

25 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

9. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, a total of approximately $13,803,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                2005      2006      2007     2008      2010
  ----------------------------------------------------------------------------
  Capital Loss Carryforwards $7,303,000 $883,600 $2,767,800 $40,600 $2,808,000
  ----------------------------------------------------------------------------

10.Capital Shares

At September 30, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2002, a significant concentration of Class Y shares were held by other Smith Barney Mutual Funds.

Transactions in shares of each class were as follows:

                             Year Ended                    Year Ended
                         September 30, 2002            September 30, 2001
                     --------------------------    --------------------------
                        Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------
Class A
Shares sold           40,689,655   $ 518,296,450    54,051,460   $ 790,475,694
Net asset value of
 shares issued in
 connection with
 the transfer of
 the Citi Select
 500 Growth Plus
 Fund's net assets
 (Note 8)                     --              --     2,342,231      36,227,292
Net asset value of
 shares issued in
 connection with
 the transfer of
 the Smith Barney
 Natural Resources
 Fund's net assets
 (Note 8)                     --              --     1,182,649      16,992,651
Shares issued on
 reinvestment            399,727       5,404,317     5,961,446      83,453,845
Shares reacquired    (21,691,915)   (261,712,343)  (22,536,080)   (332,782,048)
---------------------------------------------------------------------------
Net Increase          19,397,467   $ 261,988,424    41,001,706   $ 594,367,434
---------------------------------------------------------------------------
Class B
Shares sold           38,597,960   $ 477,783,628    48,279,953   $ 676,319,335
Net asset value of
 shares issued in
 connection with
 the transfer of
 the Citi Select
 500 Growth Plus
 Fund's net assets
 (Note 8)                     --              --        17,071         258,232
Net asset value of
 shares issued in
 connection with
 the transfer of
 the Smith Barney
 Natural Resources
 Fund's net assets
 (Note 8)                     --              --     1,063,355      14,897,572
Shares issued on
 reinvestment            429,056       5,607,745     7,124,638      97,276,015
Shares reacquired    (33,212,175)   (391,353,511)  (24,544,012)   (344,145,546)
---------------------------------------------------------------------------
Net Increase           5,814,841   $  92,037,862    31,941,005   $ 444,605,608
---------------------------------------------------------------------------
Class L
Shares sold           27,950,204   $ 349,465,653    48,119,727   $ 678,265,882
Net asset value of
 shares issued in
 connection with
 the transfer of
 the Smith Barney
 Natural Resources
 Fund's net assets
 (Note 8)                     --              --       178,008       2,492,722
Shares issued on
 reinvestment            243,918       3,188,010     1,692,489      23,101,514
Shares reacquired    (14,121,506)   (162,400,267)   (5,511,932)    (75,525,342)
---------------------------------------------------------------------------
Net Increase          14,072,616   $ 190,253,396    44,478,292   $ 628,334,776
---------------------------------------------------------------------------
Class Y
Shares sold              362,809   $   4,598,591     2,646,908   $  39,474,563
Shares issued on
 reinvestment                 12             158       109,647       1,547,116
Shares reacquired        (18,238)       (237,582)   (2,188,925)    (31,895,291)
---------------------------------------------------------------------------
Net Increase             344,583   $   4,361,167       567,630   $   9,126,388
---------------------------------------------------------------------------

26 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares                              2002/(1)/     2001/(1)/   2000/(1)/ 1999/(1)/  1998/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.99        $15.97       $12.90    $10.07    $11.37
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.02          0.06         0.04      0.04      0.09
 Net realized and unrealized gain (loss)      (2.80)        (2.85)        3.86      3.53     (0.76)
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.78)        (2.79)        3.90      3.57     (0.67)
----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --            --           --     (0.02)    (0.11)
 Net realized gains                           (0.05)        (1.19)       (0.83)    (0.72)    (0.52)
----------------------------------------------------------------------------------------------------
Total Distributions                           (0.05)        (1.19)       (0.83)    (0.74)    (0.63)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 9.16        $11.99       $15.97    $12.90    $10.07
----------------------------------------------------------------------------------------------------
Total Return                                 (23.33)%      (18.52)%      31.55%    37.17%    (6.04)%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,175,855    $1,306,304   $1,085,196  $680,603  $520,627
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.05%         1.02%        1.06%     1.17%     1.15%
 Net investment income                         0.17          0.44         0.29      0.35      0.81
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          39%           42%          38%       43%       41%
----------------------------------------------------------------------------------------------------
Class B Shares                              2002/(1)/     2001/(1)/   2000/(1)/ 1999/(1)/  1998/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.62        $15.63       $12.73    $10.01    $11.31
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 (0.08)        (0.05)       (0.07)    (0.05)     0.00*
 Net realized and unrealized gain (loss)      (2.68)        (2.77)        3.80      3.49     (0.75)
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.76)        (2.82)        3.73      3.44     (0.75)
----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --            --           --        --     (0.03)
 Net realized gains                           (0.05)        (1.19)       (0.83)    (0.72)    (0.52)
----------------------------------------------------------------------------------------------------
Total Distributions                           (0.05)        (1.19)       (0.83)    (0.72)    (0.55)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 8.81        $11.62       $15.63    $12.73    $10.01
----------------------------------------------------------------------------------------------------
Total Return                                 (23.90)%      (19.16)%      30.59%    36.00%    (6.79)%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,077,869   $ 1,354,078   $1,322,865  $884,088  $716,239
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.84%         1.83%        1.84%     1.94%     1.92%
 Net investment income (loss)                 (0.62)        (0.37)       (0.50)    (0.42)     0.04
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          39%           42%          38%       43%       41%
----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


27 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class L Shares                            2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.61     $15.62     $12.73    $10.01       $11.30
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.07)     (0.05)     (0.07)    (0.05)        0.00*
 Net realized and unrealized gain (loss)    (2.68)     (2.77)      3.79      3.49        (0.74)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.75)     (2.82)      3.72      3.44        (0.74)
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --         --         --        --        (0.03)
 Net realized gains                         (0.05)     (1.19)     (0.83)    (0.72)       (0.52)
------------------------------------------------------------------------------------------------
Total Distributions                         (0.05)     (1.19)     (0.83)    (0.72)       (0.55)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 8.81     $11.61     $15.62    $12.73       $10.01
------------------------------------------------------------------------------------------------
Total Return                               (23.83)%   (19.17)%    30.51%    36.00%       (6.70)%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $665,328   $713,921   $265,713   $84,402      $57,367
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.83%      1.82%      1.86%     1.95%        1.93%
 Net investment income (loss)               (0.60)     (0.38)     (0.47)    (0.43)        0.03
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        39%        42%        38%       43%          41%
------------------------------------------------------------------------------------------------
Class Y Shares                            2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/   1998/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $12.11     $16.07     $12.93    $10.10       $11.40
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.07       0.11       0.08      0.09         0.12
 Net realized and unrealized gain (loss)    (2.84)     (2.88)      3.89      3.52        (0.74)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.77)     (2.77)      3.97      3.61        (0.62)
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --         --         --     (0.06)       (0.16)
 Net realized gains                         (0.05)     (1.19)     (0.83)    (0.72)       (0.52)
------------------------------------------------------------------------------------------------
Total Distributions                         (0.05)     (1.19)     (0.83)    (0.78)       (0.68)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.29     $12.11     $16.07    $12.93       $10.10
------------------------------------------------------------------------------------------------
Total Return                               (23.01)%   (18.27)%    32.04%    37.57%       (6.78)%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $55,140    $67,717    $80,740   $80,984      $62,551
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.70%      0.71%      0.75%     0.82%        0.79%
 Net investment income                       0.53       0.76       0.56      0.71         1.15
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        39%        42%        38%       43%          41%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.

28 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Smith Barney Fundamental Value Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. ("Fund") at September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended September 30, 2002 were audited by other independent accountants whose report dated November 10, 2000, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
November 15, 2002

29 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney Fundamental Value Fund ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                Number of
                                                  Term of                                      Portfolios
                                                Office* and                                      in Fund       Other
                                    Position(s)  Length of                                       Complex   Directorships
                                     Held with     Time          Principal Occupation(s)        Overseen      Held by
Name, Address and Age                  Fund       Served         During Past Five Years        by Director   Director
------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:
Robert M. Frayn, Jr.                 Director      Since    Retired; Former President                1         None
2116 88th N.E.                                     1981     and Director of Book Publishing
Bellevue, WA 98004                                          Co.
Age 66

Leon P. Gardner                      Director      Since    Private Investor; Former Chairman        1         None
2310 NW Blue Ridge Drive                           1984     of Fargo's Pizza Co.
Seattle,WA 98177
Age 72

Howard J. Johnson                    Director    From 1981  Private Investor; Former Vice            1         None
30 Sutton Place                                   to 1998   Chairman, Benefit and Investment
New York, NY 10022                                  and     Solutions, of Merrill Lynch & Co.;
Age 62                                            2000 to   Former President and Chairman of
                                                  Present   Howard Johnson & Co., an actuary
                                                            and pension consultant

David E. Maryatt                     Director      Since    Private Investor; Former President       1         None
1326 Fifth Avenue,                                 1983     and Director of ALS Co., a real
Seattle, WA 98101                                           estate management and
Age 64                                                      development firm

Jerry A. Viscione                    Director      Since    Consultant; Former Executive Vice        1         None
11927 Stendall Drive North                         1993     President of Marquette University
Seattle, WA 98133
Age 56

INTERESTED
DIRECTORS:
R. Jay Gerken                        Director/     Since    Managing Director of SSB               222         None
Salomon Smith Barney Inc. (''SSB'')  Chairman      2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 51

--------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.


30 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

                                                                                                  Number of
                                                Term of                                          Portfolios
                                               Office and                                          in Fund       Other
                                 Position(s)   Length of                                           Complex   Directorships
                                  Held with       Time           Principal Occupation(s)          Overseen      Held by
Name, Address and Age               Fund         Served          During Past Five Years          by Director   Director
--------------------------------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone               Senior Vice       Since    Managing Director of SSB; Chief            N/A          N/A
SSB                            President         1993     Financial Officer of Smith Barney
125 Broad Street, 11th Floor   and Chief                  Mutual Funds; Director and Senior
New York, NY 10004             Administrative             Vice President of Smith Barney Fund
Age 44                         Officer                    Management LLC ("SBFM") and
                                                          Travelers Investment Advisor ("TIA")

Richard L. Peteka              Chief Financial   Since    Director and Head of Internal Control      N/A          N/A
SSB                            Officer and       2002     for Citigroup Asset Management U.S.
125 Broad Street, 11th Floor   Treasurer                  Mutual Fund Administration from
New York, NY 10004                                        1999-2002; Vice President, Head of
Age 41                                                    Mutual Fund Administration and
                                                          Treasurer at Oppenheimer Capital from
                                                          1996-1999

John G. Goode                  Vice President    Since    Managing Director of SSB; Chairman         N/A          N/A
SSB                            and Investment    1990     and Chief Investment Officer of Davis
One Sansome Street, 36th Floor Officer                    Skaggs Investment Management
San Francisco, CA 94104                                   (''Davis Skaggs''), a division of
Age 57                                                    Citigroup Asset Management

Peter J. Hable                 Vice President    Since    Managing Director of SSB; President of     N/A          N/A
SSB                            and Investment    2001     Davis Skaggs
One Sansome Street, 36th Floor Officer
San Francisco, CA 94104
Age 43

Kaprel Ozsolak                 Controller        Since    Vice President of SSB                      N/A          N/A
SSB                                              2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor             Secretary         Since    Managing Director of SSB; General          N/A          N/A
SSB                                              1993     Counsel and Secretary of SBFM and
300 First Stamford Place                                  TIA
Stamford, CT 06902
Age 51

31 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 2002:

    . Total long-term capital gain distributions paid of $15,182,005.

32 Smith Barney Fundamental Value Fund Inc. | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.



          DIRECTORS                    INVESTMENT ADVISER
          Robert M. Frayn, Jr.         AND ADMINISTRATOR
          Leon P. Gardner              Smith Barney Fund
          R. Jay Gerken, Chairman        Management LLC
          Howard J. Johnson
          David E. Maryatt             DISTRIBUTORS
          Jerry A. Viscione            Salomon Smith Barney Inc.
                                       PFS Distributors, Inc.
          Lloyd J. Andrews, Emeritus
                                       CUSTODIAN
          OFFICERS                     State Street Bank and
          R. Jay Gerken                  Trust Company
          President and Chief
          Executive Officer            TRANSFER AGENT
                                       Citicorp Trust Bank, fsb.
          Lewis E. Daidone             125 Broad Street, 11th Floor
          Senior Vice President and    New York, New York 10004
          Chief Administrative Officer
                                       SUB-TRANSFER AGENTS
          Richard L. Peteka            PFPC Global Fund Services
          Chief Financial Officer      P.O. Box 9699
          and Treasurer                Providence, Rhode Island
                                       02940-9699
          John G. Goode
          Vice President and           Primerica Shareholder Services
          Investment Officer           P.O. Box 9662
                                       Providence, Rhode Island
          Peter J. Hable               02940-9662
          Vice President and
          Investment Officer

          Kaprel Ozsolak
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Fundamental Value Fund Inc.



 This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD00283 11/02                                                           02-4064